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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2004



                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
  ----------------------------------------------------------------------------
              (Exact Name of registrant specified in its charter)


       United States                  333-109768                22-2382028
       -------------                  ----------                ----------
(State or other Jurisdiction    (Commission File Number)      (I.R.S. Employer
 of Incorporation) Numbers)                                    Identification


                          200 White Clay Center Drive
                             Newark, Delaware 19711
                    ----------------------------------------
                    (Address of principal executive offices)

                 Registrant's telephone number: (302) 575-5000

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Item 5.  Other Events

                  On February 13, 2004, Chase Manhattan Bank USA, National Association ("Chase USA") formed Chase Manhattan Auto Owner Trust 2004-A (the "Issuer") pursuant to a Trust Agreement, dated as of February 13, 2004, between Chase USA and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee").

                  On February 13, 2004, the Owner Trustee filed a Certificate of Trust in respect of the Issuer with the Delaware Secretary of State pursuant to
Section 3810 of Title 12 of the Delaware Code.

                  Wells Fargo Bank, National Association (the "Indenture Trustee") executed on March 1, 2004, and delivered to Simpson Thacher & Bartlett LLP, as counsel for the Issuer, on March 1, 2004, a statement on Form T-1 as to its eligibility pursuant to the requirements of the Trust Indenture Act of 1939 (the "TIA") to hold the position of indenture trustee under an Indenture, between the Issuer and the Indenture Trustee (the "Indenture").


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

     Exhibits

       4.1        Certificate of Trust of the Issuer.

       4.2        Trust Agreement pursuant to which the Issuer was formed.

      25.1 Statement of the Indenture Trustee on Form T-1 as to its eligibility pursuant to the requirements of the TIA to hold the position of indenture trustee under the Indenture.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (Registrant)


                                  By:    /s/ Patricia M. Garvey
                                       ---------------------------
                                          Name: Patricia M. Garvey
                                          Title:   Vice President

Date:  March 3, 2004

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                                INDEX TO EXHIBITS




Exhibit Number    Exhibit
--------------    ----------------------------------------------------------


4.1               Certificate of Trust of the Issuer.

4.2 Trust Agreement pursuant to which the Issuer was formed.

25.1              Statement of the Indenture Trustee on Form
                  T-1 as to its eligibility pursuant to the requirements of the TIA to hold the position of indenture trustee under the Indenture.